                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           MAY 19, 2006
                                                 -------------------------------


                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)

                NEVADA                                88-0290623
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     (State or other jurisdiction                    (IRS Employer
           of incorporation)                      Identification No.)

                                    000-27267
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                            (Commission File Number)

                       4 MARCONI, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code.        (949) 707-4800
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

       (a) Not applicable.

       (b) On May 19, 2006, our Chief Financial Officer, Steve Gillings, tendered his resignation, as an officer and employee of the Company, effective as of June 14, 2006, in order to pursue other interests.

       (c) Not applicable.

       (d) Not applicable.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial Statements of Businesses Acquired.

           Not applicable.

       (b) Pro Forma Financial Information.

           Not applicable.

       (c) Exhibits.

           Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      I/OMAGIC CORPORATION


Date:  May 23, 2006                   By: /s/ Tony Shahbaz
                                          --------------------------------------
                                          Tony Shahbaz, Chief Executive Officer,
                                          President and Secretary


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